UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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☐ Preliminary Proxy Statement

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☐ Soliciting Material Pursuant to §240.14a-12

GenCorp Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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M80850-P58798
*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Stockholder Meeting to Be Held on March 31, 2015.
GENCORP INC. Meeting Information
Meeting Type: Annual Meeting
For holders as of: February 2, 2015
Date: March 31, 2015 Time: 9:00 AM EDT
Location: Omni Berkshire Place
21 East 52nd Street
New York, NY 10022
GENCORP INC.
REBECCA A. BAUER
P.O. BOX 537012
SACRAMENTO, CA 95853-7012
You are receiving this communication because you hold shares in the company named above.
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).
We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

M80851-P58798
Before You Vote
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT ANNUAL REPORT 10-K WRAP
How to View Online:
Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote .com.
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Voting Items
The Board of Directors recommends you vote FOR the following:
1. Election of Directors
Nominees:
01) Thomas A. Corcoran
02) James R. Henderson
03) Warren G. Lichtenstein
04) General Lance W. Lord, USAF (Ret.)
05) General Merrill A. McPeak, USAF (Ret.)
06) James H. Perry
07) Scott J. Seymour
08) Martin Turchin
The Board of Directors recommends you vote FOR the following proposals:
2. To approve an amendment to the GenCorp Inc. Amended and Restated 2009 Equity and Performance Incentive Plan to (i) increase the number of shares authorized and reserved for issuance thereunder by 2,450,000 shares, (ii) increase the maximum number of shares that may be issued to each Nonemployee Director from 200,000 shares to 300,000 shares, (iii) increase the percentage of shares that are exempt from vesting restrictions from 5% to 10% and (iv) make certain other changes as described in more detail in the proxy statement.
3. To consider and approve an advisory resolution to approve executive compensation.
4. To ratify the appointment of PricewaterhouseCoopers LLP, an independent registered public accounting firm, as independent auditors of the company for the fiscal year ending November 30, 2015.
NOTE: To consider and act on such other business as may properly be brought before the meeting or any adjournments or postponements thereof.
M80852-P58798

M80853-P58798